[GRAPHIC OMITTED]                                    BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                      ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO            383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                           New York, N.Y. 10179
LONDON o PARIS o TOKYO                    (212) 272-2000;  (212) 272-7294   fax

--------------------------------------------------------------------------------
                       NEW ISSUE COMPUTATIONAL MATERIALS



                                  $216,000,000
                            HOME LOAN-BACKED NOTES,
                                SERIES 2003-HI1


                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                   Depositor

                            HOME LOAN TRUST 2003-HI1
                                     Issuer

                        RESIDENTIAL FUNDING CORPORATION
                           Seller and Master Servicer




                               FEBRUARY 24, 2003


________________________________________________________________________________

                          BEAR STEARNS [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.
The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering
Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

________________________________________________________________________________

                          BEAR STEARNS [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND, EXCEPT IN THE CASE OF THE INITIAL COLLATERAL INFORMATION SHEETS, SUCH INFORMATION SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL INFORMATION SHEETS.

  Current Principal Balance (as of 2/12/03)            $185,591,441.97
  Loan Count                                                     4,523
  Average Current Principal Balance                            $41,033
  Average Original Principal Balance                           $41,218
  Range of Original Principal Balance              $10,000 to $100,000
   Up to $25,000.00                                              5.78%
   $25,000.01 to $50,000.00                                     64.03%
   $50,000.01 to $75,000.00                                     28.87%
   $75,000.01 to $100,000.00                                     1.33%
-------------------------------------------------------------------------
  LOAN RATE
    Weighted Average                                            11.82%
    Range of Loan Rates                                6.00% to 15.38%
   5.001% to 6.000%                                              0.06%
   6.001% to 7.000%                                              0.02%
   7.001% to 8.000%                                              0.12%
   8.001% to 9.000%                                              0.85%
   9.001% to 10.000%                                             6.82%
   10.001% to 11.000%                                           18.64%
   11.001% to 12.000%                                           31.14%
   12.001% to 13.000%                                           28.09%
   13.001% to 14.000%                                           12.74%
   14.001% to 15.000%                                            1.49%
   15.001% to 16.000%                                            0.03%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
  WA Original Term to Stated Maturity (months)                     205
  WA Remaining Term to Stated Maturity                             203
  (months)
   Up to 60 months                                               0.09%
   61 to 120 months                                              3.71%
   121 to 180 months                                            68.50%
   181 to 240 months                                             9.63%
   241 to 300 months                                            18.08%
-------------------------------------------------------------------------
  Balloon / Fully Amortizing                            0.14% / 99.86%
  First Lien / Second Lien                              0.02% / 99.98%
-------------------------------------------------------------------------

                               INFORMATION SHEETS.

-------------------------------------------------------------------------
  CREDIT SCORE
    Weighted Average                                               697
    Range of Credit Scores                                  640 to 798
   640 to 659                                                    5.80%
   660 to 679                                                   24.45%
   680 to 699                                                   25.35%
   700 to 719                                                   23.79%
   720 to 739                                                   12.11%
   740 to 759                                                    5.68%
   760 to 779                                                    2.16%
   780 to 799                                                    0.66%
-------------------------------------------------------------------------
  ORIGINAL CLTV
    Weighted Average                                           117.83%
   Up to 40.00%                                                  0.12%
   40.01% to 50.00%                                              0.00%
   50.01% to 60.00%                                              0.07%
   60.01% to 70.00%                                              0.05%
   70.01% to 80.00%                                              0.26%
   80.01% to 90.00%                                              0.39%
   90.01% to 100.00%                                             2.82%
   100.01% to 105.00%                                            3.74%
   105.01% to 110.00%                                            9.01%
   110.01% to 115.00%                                           14.96%
   115.01% to 120.00%                                           19.68%
   120.01% to 125.00%                                           48.84%
   125.01% to 130.00%                                            0.07%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
  DEBT-TO-INCOME RATIO
    Weighted Average                                            39.53%
   Up to 5.00%                                                   0.05%
      5.01% to 10.00%                                            0.05%
   10.01% to 15.00%                                              0.04%
   15.01% to 20.00%                                              0.51%
   20.01% to 25.00%                                              2.62%
   25.01% to 30.00%                                              7.95%
   30.01% to 35.00%                                             16.51%
   35.01% to 40.00%                                             22.70%
   40.01% to 45.00%                                             29.84%
   45.01% to 50.00%                                             19.68%
   50.01% to 55.00%                                              0.04%
-------------------------------------------------------------------------
  JUNIOR RATIO
    Weighted Average                                            27.24%
   5.01% to 10.00%                                               0.26%
   10.01% to 15.00%                                              3.81%
   15.01% to 20.00%                                             17.39%
   20.01% to 25.00%                                             25.75%
   25.01% to 30.00%                                             20.96%
   30.01% to 35.00%                                             14.38%
   35.01% to 40.00%                                              9.50%
   40.01% to 45.00%                                              3.92%
   45.01% to 50.00%                                              1.92%
   50.01% to 55.00%                                              1.08%
   55.01% to 60.00%                                              0.58%
   60.01% to 65.00%                                              0.05%
   65.01% to 70.00%                                              0.16%
   70.01% to 75.00%                                              0.08%
   75.01% to 80.00%                                              0.08%
   80.01% to 85.00%                                              0.00%
   85.01% to 90.00%                                              0.00%
   90.01% to 95.00%                                              0.00%
   95.01% to 100.00%                                             0.07%
-------------------------------------------------------------------------
  RESIDUAL INCOME
    Weighted Average                                            $3,772
   $1,000.00 to $1,999.99                                        4.23%
   $2,000.00 to $2,999.99                                       25.68%
   $3,000.00 to $3,999.99                                       36.04%
   $4,000.00 to $4,999.99                                       18.57%
   $5,000.00 to $5,999.99                                        8.21%
   Greater than or equal to $6,000.00                            7.27%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
  PROPERTY TYPE
   Single Family Residence                                      90.86%
   PUD Detached                                                  5.44%
   Condominium                                                   1.94%
   PUD Attached                                                  0.59%
   Townhouse                                                     0.93%
   Multifamily (2 to 4 units)                                    0.24%
   Modular                                                       0.02%
-----------------------------------------------
                                              ---------------------------
  OCCUPANCY STATUS
   Owner Occupied                                              100.00%
-------------------------------------------------------------------------
  DOCUMENTATION
   Full Documentation                                          100.00%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
  LOAN PURPOSE
   Debt Consolidation                                           85.86%
   Cash                                                          7.24%
   Rate/Term Refinance                                           5.37%
   Convenience                                                   0.74%
   Other                                                         0.26%
   Home Improvement                                              0.24%
   Home Improvement / Debt Consolidation                         0.23%
   Education                                                     0.02%
   Purchase                                                      0.02%
   Asset Acquisition                                             0.02%
-------------------------------------------------------------------------
  PREPAYMENT PENALTY TERMS
   None                                                         57.85%
   12 months                                                     0.39%
   24 months                                                     0.36%
   36 months                                                    40.94%
   60 months                                                     0.28%
   Other (not more than 60 months)                               0.18%
-------------------------------------------------------------------------
  GEOGRAPHIC CONCENTRATION (> 5%)
      Florida                                                    7.26%
      Ohio                                                       6.50%
      Pennsylvania                                               6.02%
      Virginia                                                   5.35%
      California                                                 5.21%
-------------------------------------------------------------------------

***********************************************************************
Bear Stearns is not responsible for any recommendation, solicitation, offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
***********************************************************************